Exhibit 99.2

# LOWE'S Q2 2018 RESULTS

*"We posted solid results this quarter by capitalizing on delayed spring demand. We are committed to driving even stronger performance in the future by sharpening our focus on retail fundamentals and by limiting any projects and initiatives that take us away from our core mission of being a great omni-channel home improvement retailer. I would like to thank our associates for their hard work and commitment to the company."*

*- Marvin R. Ellison, Lowe's president and CEO*

## FINANCIAL HIGHLIGHTS

**$20.9B IN SALES**
+7.1%

**+5.2% COMP SALES**

**WE RETURNED $1.4 BILLION** TO OUR SHAREHOLDERS THROUGH DIVIDENDS AND SHARE REPURCHASES

**34.46% GROSS MARGIN**
+25 basis points

**10.36% OPERATING MARGIN**
-186 basis points

**$1.86 Diluted EPS**
+10.7%[2]

**$2.07 Adj. Diluted EPS[1]**
+31.8%[2]

1 Adjusted Diluted EPS is a non-GAAP financial measure. Refer to lowes.com/investor for a reconciliation of non-GAAP measures.
2 2Q 2017 Diluted EPS was $1.68 and Adj. Diluted EPS was $1.57.

## COMPARABLE SALES SUMMARY

### TRANSACTIONS/TICKET

| COMP TRANSACTIONS | COMP AVERAGE TICKET | PRO COMP IN LINE WITH COMPANY AVERAGE |
|---|---|---|
| +0.6% | +4.5% | LOWE'S ProServices |

### TICKET SIZE



>$500
+7.1%
$50-500
+4.6%
<$50
+1.0%

### MONTHLY COMP PERFORMANCE



+0.6%
+8.2%
+5.3%
+4.2%
+7.9%
+3.0%
2017
2018
MAY
JUNE
JULY

## PRODUCT CATEGORY PERFORMANCE

Positive comps in **8** of **11** product categories

ABOVE COMPANY AVERAGE

- LAWN & GARDEN
- LUMBER & BUILDING MATERIALS
- APPLIANCES
- SEASONAL & OUTDOOR LIVING
- ROUGH PLUMBING & ELECTRICAL



Positive comps in **ALL** 14 regions

## ONLINE

Lowes.com sales growth
**+18%**

## ONGOING STRATEGIC REASSESSMENT

- Exit Orchard Supply Hardware
- Eliminate ~$500m of planned capital projects
- Aggressively rationalize store inventory

RECONCILIATION OF NON-GAAP MEASURES

Q2 2018 EARNINGS CALL NON-GAAP MEASURES Management uses non-GAAP financial measures, as further outlined in the following slides, because it considers them to be important supplemental measures of the Company’s performance. Management also believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operating performance. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, the Company’s earnings per common share, total debt or other financial measures as prepared in accordance with GAAP. The Company’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies.

Q2 2018 EARNINGS CALL NON-GAAP MEASURES Adjusted Diluted Earnings Per Share We have presented Adjusted Diluted Earnings Per Share to exclude the impacts of certain items, as further detailed below, not contemplated in Lowe’s original Business Outlooks for fiscal 2018 and 2017 to assist the user in understanding performance relative to that Business Outlook. • In the first quarter of 2017, the company recognized a $464 million loss on extinguishment of debt in connection with a $1.6 billion cash tender offer. • In the second quarter of 2017, the company recognized a $96 million gain from the sale of the Company’s interest in its Australian joint venture. • In the second quarter of 2018, the company recognized $230 million of non-cash pre-tax charges, consisting of long-lived asset impairments and discontinued projects, as a result of a strategic reassessment of Orchard Supply Hardware (Orchard Supply Hardware charges). Adjusted diluted earnings per share should not be considered an alternative to, or more meaningful indicator of, the company’s diluted earnings per share as prepared in accordance with GAAP. The company’s methods of determining this non-GAAP financial measure may differ from the method used by other companies for this or similar non-GAAP financial measures. Accordingly, this non- GAAP measure may not be comparable to the measures used by other companies.

Q2 2018 EARNINGS CALL RECONCILIATION OF NON-GAAP MEASURES The following provides a reconciliation of adjusted diluted earnings per share to diluted earnings per share, the most directly comparable GAAP financial measure. Three Months Ended August 3, 2018 August 4, 2017 Pre-Tax Net Pre-Tax Net Earnings Tax Earnings Earnings Tax Earnings Diluted Earnings Per Share, As $1.86 $1.68 Reported Gain on Sale of Interest in Australian — — — (0.11) — (0.11) Joint Venture Orchard Supply Hardware Charges 0.28 (0.07) 0.21 — — — Adjusted Diluted Earnings Per Share $2.07 $1.57

Q2 2018 EARNINGS CALL FORWARD LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity” and similar expressions are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, Lowe’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions by Lowe’s and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, management and key personnel change, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, and other factors that can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives focused on omni-channel sales and marketing presence and enhance our efficiency, and otherwise successfully execute on our strategy and implement our strategic initiatives, including acquisitions and dispositions; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from data security breaches, ransomware and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax or environmental issues; (ix) positively and effectively manage our public image and reputation and respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales; and (x) effectively manage our relationships with selected suppliers of brand name products and key vendors and service providers, including third party installers. In addition, we could experience impairment losses and other charges if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities. With respect to acquisitions and dispositions, potential risks include the effect of such transactions on Lowe’s and the target company’s or operating business’s strategic relationships, operating results and businesses generally; our ability to integrate or divest personnel, labor models, financial, IT and other systems successfully; disruption of our ongoing business and distraction of management; hiring additional management and other critical personnel; increasing the scope, geographic diversity and complexity of our operations; significant integration or disposition costs or unknown liabilities; and failure to realize the expected benefits of the transaction. For more information about these and other risks and uncertainties that we are exposed to, you should read the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” included in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. The forward-looking statements contained in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All such forward-looking statements are based upon data available as of the date of this presentation or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this presentation are qualified by these cautionary statements and in the “Risk Factors” included in our most recent Annual Report on Form 10-K and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events, or otherwise, except as may be required by law. 5